SUPPLEMENT DATED FEBRUARY 22, 2010
TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2009

Prudential Variable Contract Account GI-2

WITH RESPECT TO

GROUP VARIABLE UNIVERSAL LIFE

Effective February 22, 2010, the following changes are applicable to Group Variable Universal Life:

I.	The second footnote on page 1 is revised as follows:

2.     For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.  In some states, this is called a premium based administrative charge.  Currently the amount deducted is 2.60% of each premium payment. As of the date of this filing, the maximum charge for taxes attributable to premiums is 3.85%.  However, this maximum may increase if the premium taxes charged by state, local, or federal governments increase.

II.
The maximum guaranteed cost of insurance rate is $58.39 and replaces the maximum guaranteed cost of insurance rate previously reflected as $53.39 in the chart on page 2 for certificates effective on or after 1/1/2009.

GVULSUP105 Ed. 2/2010